                        ANNUAL REPORT / DECEMBER 31 1999

                          AIM ADVISOR REAL ESTATE FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [ COVER IMAGE]

                      ------------------------------------

                        NEW YORK, NEW YORK BY DIANA ONG

                         (BORN 1940, CHINESE-AMERICAN)

          EVOLVING FROM BROWNSTONES TO SKYSCRAPERS, FROM EMPTY FIELDS

          TO INDUSTRIAL PARKS, THE REAL ESTATE SECTOR HAS TRANSFORMED

           ITSELF THROUGH THE DECADES. LIKE NEW YORK CITY, THE FUND IS

            WELL POSITIONED TO TAKE ADVANTAGE OF FUTURE EXPANSIONS.

                      ------------------------------------

AIM Advisor Real Estate Fund is for shareholders who seek high total return on investment through capital appreciation and current income through a portfolio invested primarily in publicly traded securities of companies related to the real estate industry.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Real Estate Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and expenses.
o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The NAREIT (National Association of Real Estate Investment Trusts) Equity Index tracks the performance of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the Nasdaq National Market System. Equity REITs are defined as REITs with 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is generally considered representative of the stock market in general.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                          AIM ADVISOR REAL ESTATE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
   [PHOTO OF        faith in two long-established principles of investing:
  Charles T.        portfolio diversification and long-term thinking. We could
     Bauer,         title this report "What a Difference a Year Makes."
  Chairman of           An investor surveying conditions when the fiscal year
  the Board of      opened on January 1, 1999, would have seen a market
    THE FUND        dominated by large-capitalization stocks and high-quality
 APPEARS HERE]      bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                      ------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                      ------------------------------------


                          AIM ADVISOR REAL ESTATE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


REITS STRUGGLE IN
TECHNOLOGY-DOMINATED MARKET


HOW DID AIM ADVISOR REAL ESTATE FUND PERFORM DURING THE FISCAL YEAR?
The technology sector's dominance during the fiscal year left REITs in the doldrums. The challenging market environment was reflected in the disappointing returns by AIM Advisor Real Estate Fund. For the fiscal year ended December 31, 1999, the fund's Class A shares returned -2.88%. The fund's Class B and Class C shares posted -3.53 % and -3.54% returns, respectively. These returns were calculated at net asset value, that is, without the effects of sales charges. Fund performance was slightly better than the REIT market's average performance, as measured by the NAREIT Index's 4.62% loss for the fiscal year.
    Net assets under management totaled $46.1 million on December 31.

WHAT WERE THE MAJOR TRENDS IN FINANCIAL MARKETS DURING 1999?
Although there were several prominent shifts in market sentiment during the fiscal year, the overriding theme for 1999 was the dominance of the technology sector. During the first half of 1999, investors favored large-cap and cyclical stocks. Then the markets began to broaden into small and mid-cap issues during the third quarter, while technology stocks continued to soar through year-end.
    Global equity markets ended 1999 at record levels. Every major index in the United States, as well as markets across Europe, Asia and Latin America, hit new highs at year-end. But in the midst of this prosperity we continued to struggle with a stealth bear market. At the end of 1999, a third of the New York Stock Exchange and over-the-counter stocks were off 20% or more from their previous 12-month highs.
    This past year has been a challenging period for fixed-income investors. Throughout 1999, downward pressure on bond prices came from the U.S. economy's continued strong growth, improving global economies, rising long-term interest rates and inflation fears. These factors contributed to a market environment in which investors favored stocks over bonds and other income-producing securities, including REITs.

WHAT WERE MARKET CONDITIONS LIKE FOR REITS?
In the face of continued solid earnings and dividend growth, share prices for REITs deteriorated slightly during the second half of 1999 due to continuing negative sector perception and adverse market psychology that had persisted for small-cap, value and income-oriented securities throughout most of 1999. Warren Buffett, the famed value investor, helped shake the REIT market out of its slump when it was reported that a wallet he had donated to charity contained a reference to a REIT security. As a result, the REIT market rallied in late December. However, REIT securities once again came under pressure from significant tax-loss selling and redemptions by dedicated REIT mutual funds.
    These downward pressures have made REITs attractive from several perspectives. Since the collapse of REIT stock prices in 1998, REIT valuation levels have reached a new cyclical low. Moreover, REITs continued to offer solid dividends. The average REIT dividend yield at year-end was 8.58%--over 200 basis points above the 10-year U.S. Treasury bond. Thirdly, REIT stocks were trading at an average discount to their net asset value of approximately 20% at the end of 1999.

GIVEN THESE MARKET CONDITIONS, HOW DID YOU MANAGE THE FUND?
Against this background, we believe that the large-cap names in the REIT sector--those with continued access to capital, solid management and good internal earnings growth prospects from their existing property portfolios--will be the market leaders. In this vein, we have pared the number of holdings in the fund, which totaled 33 on December 31, to focus our attention on large-cap REITs.

                      ------------------------------------

                                THE AVERAGE REIT

                                 DIVIDEND YIELD

                          AT YEAR-END WAS ABOUT 8.58%--

                              OVER 200 BASIS POINTS

                                ABOVE THE 10-YEAR

                               U.S. TREASURY BOND.

                      ------------------------------------

REITS OFFER SOLID DIVIDENDS

As of 12/31/99
================================================================================
             REIT AVERAGE              10-YEAR U.S. TREASURY
            DIVIDEND YIELD                   BOND YIELD
--------------------------------------------------------------------------------
                 8.58%                         6.44%
================================================================================
Source: Bear Stearns


          See important fund and index disclosures inside front cover.

                          AIM ADVISOR REAL ESTATE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

================================================================================
TOP 10 EQUITY HOLDINGS
--------------------------------------------------------------------------------
 1. Equity Office Properties Trust            4.75%
 2. Charles E. Smith Residential Realty Inc.  4.73
 3. Equity Residential Properties Trust       4.63
 4. Avalonbay Communities, Inc.               4.46
 5. Public Storage, Inc.                      4.32
 6. Liberty Property Trust                    3.84
 7. Apartment Investment & Management Co.     3.83
 8. Duke-Weeks Realty Corp.                   3.81
 9. Arden Realty Group, Inc.                  3.47
10. Hospitality Properties Trust              3.43

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.
================================================================================


================================================================================
PROPERTY-TYPE DIVERSIFICATION
--------------------------------------------------------------------------------
MANUFACTURING (SPECIALIZED)              1.6%

DIVERSIFIED                              3.2%

REGIONAL MALLS                           7.9%

SHOPPING CENTERS                         6.7%

INDUSTRIAL/OFFICE DIVERSIFIED           10.3%

SELF-STORAGE                             4.3%

LODGING/RESORTS                          3.6%

CASH/CASH EQUIVALENTS & OTHERS            10%

INDUSTRIAL                               5.4%

APARTMENTS                              23.2%

OFFICE                                  23.8%
================================================================================

    We continue to diversify AIM Advisor Real Estate Fund by geographic region and property type, emphasizing those areas where we believe that real estate supply-and-demand fundamentals are favorable. During the fiscal year, we maintained an emphasis on office and apartment REITs. The office sector has balanced fundamentals and a high relative value compared to other REIT sectors. The apartment sector continues to benefit from rising housing prices and higher mortgage rates. Fund performance greatly benefited from the relative performance by these sectors, which outperformed the NAREIT for the fourth quarter. In addition, the worst-performing sector, lodging/resorts, was underweight in the fund.

WHAT WERE SOME STRONG PERFORMERS IN 1999?
With respect to individual stock selection, the best performers for the fund have been concentrated in the apartment and office sectors. Top fund holding Equity Office Properties Trust is the nation's largest publicly held owner and manager of office properties. The company owns or has an interest in about 280 office buildings and more than 15 stand-alone parking garages in central business districts and suburban markets in 24 states.
    Another notable performer has been Charles Smith Residential, which rents luxury apartments at prestigious addresses in Washington DC, Boston, Chicago and Miami. By concentrating on close-in properties that fetch high rents and have limited new-development competition, the company taps the growing "renter-by-choice" market. The fully integrated firm also owns, manages and operates multifamily residential and retail properties, including around 24,000 apartment units. Charles Smith Residential's stock has recovered from its low of approximately $28 in early 1999 to finish the year at around $35 per share.

WHAT IS YOUR OUTLOOK FOR 2000?
Overall, we are optimistic that the REIT market rally in late December could be the precursor to a better year in 2000. We have history on our side in that REITs have never had three down years in succession. The only economic development trend that may have an effect on the fund in the coming months is the possibility of higher interest rates in 2000, which could have a perceived negative impact on many REITs. However, a rising interest rate environment could also prove beneficial to apartment and manufactured home REITs.
    At this point we expect REIT prices to stabilize and, in due course, a cyclical recovery may emerge. REIT stocks, which remain significantly undervalued, could be the best bet for bargain hunters angling for greater stability within their investment portfolios. For investors seeking a generous stream of steady income, REITs may be worth another look. The two-year tumble in REIT share values is ending, so the potential risk of eroding principal that can lead to poor total returns is also diminishing. With many market watchers expecting the prices of REIT shares to at least hold stable in 2000, we believe that there may be renewed interest in this sector in the near future.


          See important fund and index disclosures inside front cover.

                          AIM ADVISOR REAL ESTATE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR REAL ESTATE FUND VS. BENCHMARK INDEXES

5/1/95-12/31/99

================================================================================
                         AIM ADVISOR       NAREIT
                         REAL ESTATE       EQUITY        S&P 500
                        CLASS C SHARES     INDEX         INDEX
--------------------------------------------------------------------------------
5/1/95                      10,000         10,000        10,000
6/30/95                     10,195         10,591        10,640
12/31/95                    10,912         11,549        12,176
6/30/96                     11,482         12,337        13,404
12/31/96                    14,888         15,622        14,970
6/30/97                     15,545         16,513        18,053
12/31/97                    17,699         18,787        19,962
6/30/98                     16,455         17,842        23,500
12/31/98                    13,600         15,499        25,671
6/30/99                     14,265         16,239        28,849
12/31/99                   $13,119        $14,783       $31,071

Past performance cannot guarantee comparable future results.

================================================================================
Source: Lipper, Inc.

    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART
This chart compares your fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your fund performed to these benchmarks over the period 5/1/95-12/31/99. It is important to understand the differences between your fund and these indexes. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. In addition, it is worth noting that the S&P 500 represents stocks only, whereas your fund is invested primarily in real estate investment trust (REIT) securities that produce much of their returns through current income in the form of yields. An index of REITs, such as the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, includes all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, regardless of management style and investment strategy. (Index returns are for the period 4/30/95-12/31/99).

AVERAGE ANNUAL TOTAL RETURNS
As of 12/31/99, including sales charges
================================================================================
C SHARES
Since Inception (5/1/95)             5.99%
 1  Year                            -4.47*
  *-3.54%, excluding CDSC

A SHARES
Since Inception (12/31/96)          -4.96%
  1 Year                            -7.48*
  *-2.88%, excluding sales charges

B SHARES
Since Inception (3/3/98)           -15.54%
  1 Year                            -8.17*
  *-3.53%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A and Class B shares will differ from that of Class C shares due to differing fees and expenses. For fund data performance calculations and descriptions of the indexes cited on this page, please refer to the inside front cover.


                          AIM ADVISOR REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999

                                                     MARKET
                                        SHARES        VALUE
REAL ESTATE INVESTMENT TRUSTS &
  COMMON STOCKS-90.09%

APARTMENTS-23.23%

Apartment Investment & Management
  Co.                                     44,400   $ 1,767,675
--------------------------------------------------------------
Avalonbay Communities, Inc.               60,000     2,058,750
--------------------------------------------------------------
Charles E. Smith Residential Realty,
  Inc.                                    61,700     2,182,328
--------------------------------------------------------------
Equity Residential Properties Trust       50,000     2,134,375
--------------------------------------------------------------
Essex Property Trust, Inc.                33,800     1,149,200
--------------------------------------------------------------
Home Properties of New York, Inc.         30,000       823,125
--------------------------------------------------------------
Post Properties, Inc.                     15,600       596,700
--------------------------------------------------------------
                                                    10,712,153
--------------------------------------------------------------

DIVERSIFIED-3.19%

Beacon Capital                            55,000       660,000
--------------------------------------------------------------
Vornado Realty Trust                      25,000       812,500
--------------------------------------------------------------
                                                     1,472,500
--------------------------------------------------------------

INDUSTRIAL PROPERTIES-5.40%

First Industrial Realty Trust, Inc.       50,000     1,371,875
--------------------------------------------------------------
ProLogis Trust                            58,000     1,116,500
--------------------------------------------------------------
                                                     2,488,375
--------------------------------------------------------------

INDUSTRIAL/OFFICE PROPERTIES-10.31%

Duke-Weeks Realty Corp.                   90,000     1,755,000
--------------------------------------------------------------
Liberty Property Trust                    72,950     1,769,037
--------------------------------------------------------------
Reckson Associates Realty Corp.           60,000     1,230,000
--------------------------------------------------------------
                                                     4,754,037
--------------------------------------------------------------

LODGING-HOTELS-3.61%

Hospitality Properties Trust              83,000     1,582,187
--------------------------------------------------------------
MeriStar Hotels & Resorts, Inc.(a)        22,700        80,869
--------------------------------------------------------------
                                                     1,663,056
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.57%

Sun Communities, Inc.                     22,500       724,219
--------------------------------------------------------------

OFFICE PROPERTIES-23.81%

Arden Realty Group, Inc.                  79,800     1,600,987
--------------------------------------------------------------
Boston Properties, Inc.                   45,500     1,416,187
--------------------------------------------------------------
Equity Office Properties Trust            89,000     2,191,625
--------------------------------------------------------------
Highwoods Properties, Inc.                52,950     1,231,088
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
OFFICE PROPERTIES-(CONTINUED)

Kilroy Realty Corp.                       45,700   $ 1,005,400
--------------------------------------------------------------
Prentiss Properties Trust                 71,700     1,505,700
--------------------------------------------------------------
SL Green Realty Corp.                     51,100     1,111,425
--------------------------------------------------------------
Spieker Properties, Inc.                  25,100       914,581
--------------------------------------------------------------
                                                    10,976,993
--------------------------------------------------------------

REGIONAL MALLS-7.93%

General Growth Properties                 56,500     1,582,000
--------------------------------------------------------------
Macerich Co. (The)                        39,000       811,688
--------------------------------------------------------------
Simon Property Group, Inc.                55,100     1,263,856
--------------------------------------------------------------
                                                     3,657,544
--------------------------------------------------------------

SELF-STORAGE-4.32%

Public Storage, Inc.                      87,900     1,994,231
--------------------------------------------------------------

SHOPPING CENTERS-6.72%

Federal Realty Investment Trust           23,000       432,688
--------------------------------------------------------------
JDN Realty Corp.                          54,500       878,813
--------------------------------------------------------------
Kimco Realty Corp.                        38,900     1,317,738
--------------------------------------------------------------
Pan Pacific Retail Properties, Inc.       28,700       468,169
--------------------------------------------------------------
                                                     3,097,408
--------------------------------------------------------------
    Total Real Estate Investment
      Trusts & Common Stocks (Cost
      $43,837,662)                                  41,540,516
--------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT
U.S. GOVERNMENT AGENCY
  SECURITIES-8.73%

FEDERAL HOME LOAN MORTGAGE CORP.
  ("FHLMC")-8.73%

Disc. Notes,(b)
  5.20%, 01/03/00 (Cost $4,024,665)   $4,025,000     4,024,665
--------------------------------------------------------------
TOTAL INVESTMENTS-98.82% (Cost
  $47,862,327)                                      45,565,181
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-1.18%                    544,859
--------------------------------------------------------------
NET ASSETS-100.00%                                 $46,110,040
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS:

Investments, at market value (cost
  $47,862,327)                               $ 45,565,181
---------------------------------------------------------
Cash                                                1,474
---------------------------------------------------------
Receivables for:
  Capital stock sold                              621,622
---------------------------------------------------------
  Interest and dividends                          394,484
---------------------------------------------------------
Investment for deferred compensation plan          11,796
---------------------------------------------------------
Other assets                                        1,198
---------------------------------------------------------
    Total assets                               46,595,755
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        357,366
---------------------------------------------------------
  Deferred compensation plan                       11,796
---------------------------------------------------------
Accrued advisory fees                              32,576
---------------------------------------------------------
Accrued administrative services fees                4,247
---------------------------------------------------------
Accrued distribution fees                          69,412
---------------------------------------------------------
Accrued transfer agent fees                         1,171
---------------------------------------------------------
Accrued operating expenses                          9,147
---------------------------------------------------------
    Total liabilities                             485,715
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                                $ 46,110,040
---------------------------------------------------------

NET ASSETS:

Class A                                      $ 16,278,924
=========================================================
Class B                                      $  9,839,261
=========================================================
Class C                                      $ 19,991,855
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,534,334
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     924,769
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   1,882,276
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      10.61
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.61 divided by
       95.25%)                               $      11.14
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      10.64
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      10.62
=========================================================


STATEMENT OF OPERATIONS

For the year ended December 31, 1999

INVESTMENT INCOME:

Dividends (net of $7,786 foreign withholding
  tax)                                        $ 2,693,620
---------------------------------------------------------
Interest                                          101,227
---------------------------------------------------------
    Total investment income                     2,794,847
---------------------------------------------------------

EXPENSES:

Advisory fees                                     473,702
---------------------------------------------------------
Administrative services fees                       25,205
---------------------------------------------------------
Operating Services Fees                           124,989
---------------------------------------------------------
Custodian fees                                      7,249
---------------------------------------------------------
Distribution fees-Class A                          66,167
---------------------------------------------------------
Distribution fees-Class B                          73,791
---------------------------------------------------------
Distribution fees-Class C                         263,496
---------------------------------------------------------
Directors' fees and expenses                       10,020
---------------------------------------------------------
Transfer Agent fees-Class A                        21,664
---------------------------------------------------------
Transfer Agent fees-Class B                         8,293
---------------------------------------------------------
Transfer Agent fees-Class C                        29,612
---------------------------------------------------------
Other                                              21,903
---------------------------------------------------------
    Total expenses                              1,126,091
---------------------------------------------------------
Less:
    Expenses paid indirectly                         (268)
---------------------------------------------------------
    Fees waived by advisor                        (29,338)
---------------------------------------------------------
    Net expenses                                1,096,485
---------------------------------------------------------
Net investment income                           1,698,362
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                        (8,493,728)
---------------------------------------------------------
  Foreign currencies                                  461
---------------------------------------------------------
                                               (8,493,267)
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                         4,697,040
---------------------------------------------------------
  Foreign currencies                                  (56)
---------------------------------------------------------
                                                4,696,984
---------------------------------------------------------
  Net gain (loss) from investment securities
    and foreign currencies                     (3,796,283)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $(2,097,921)
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1999 AND 1998

                                                                  1999           1998
                                                              ------------   ------------
OPERATIONS:

  Net investment income                                       $  1,698,362   $  2,687,688
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (8,493,267)    (7,868,208)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 4,696,984    (13,364,502)
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (2,097,921)   (18,545,022)
-----------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                         (880,747)      (879,078)
-----------------------------------------------------------------------------------------
  Class B                                                         (292,274)      (195,557)
-----------------------------------------------------------------------------------------
  Class C                                                       (1,010,658)    (1,184,516)
-----------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains on investment securities:

  Class A                                                               --       (434,776)
-----------------------------------------------------------------------------------------
  Class B                                                               --       (143,531)
-----------------------------------------------------------------------------------------
  Class C                                                               --       (703,226)
-----------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       (2,285,404)    11,098,948
-----------------------------------------------------------------------------------------
  Class B                                                        3,517,105      8,539,414
-----------------------------------------------------------------------------------------
  Class C                                                      (10,749,346)     1,916,228
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (13,799,245)      (531,116)
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           59,909,285     60,440,401
-----------------------------------------------------------------------------------------
  End of period                                               $ 46,110,040   $ 59,909,285
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 64,744,590   $ 74,263,053
-----------------------------------------------------------------------------------------
  Undistributed net investment income                               (1,935)       490,850
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                      (16,335,470)    (7,850,489)
-----------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                  (2,297,145)    (6,994,129)
-----------------------------------------------------------------------------------------
                                                              $ 46,110,040   $ 59,909,285
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Real Estate Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
        Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
 B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $7,468, undistributed net realized gains increased by $8,286 and paid-in capital decreased by $818 as a result of differing book/tax treatment of foreign currency transactions and other reclassifications. Net assets of the Fund were unaffected by the reclassifications.
 C. Distributions -- Distributions from income are recorded on ex-dividend date, and are declared and paid quarterly. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for federal income tax purposes.
 D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $14,698,073 as of December 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.
 E. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Realty Advisors, Inc. ("IRAI") whereby AIM pays IRAI an annual rate of 0.35% of the first $100 million of the Fund's average daily net assets, plus 0.25% of the Fund's average daily net assets in excess of $100 million.
  The Company, pursuant to an operating services agreement with AIM, agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. The agreement provided that AIM pay all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the year ended December 31, 1999, AIM was paid $114,556 under the agreement. As of June 1, 1998, AIM voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the year ended December 31, 1999, AIM voluntarily waived operating services fees in the amount of $10,433.
  Pursuant to an amended operating services agreement effective July 1, 1999, the Fund shall pay costs incurred for providing operating services, such as accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. Further, the Fund's operating expenses are limited to 0.45% of the Fund's average daily net assets.
  Following the amendment to the operating services agreement effective July 1, 1999, the Fund entered into a master administrative services agreement with AIM. Pursuant to a master administrative services agreement, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period July 1, 1999 though December 31, 1999, AIM was paid $25,205 for such services.
  Following the amendment to the operating services agreement effective July 1, 1999, the Fund entered into a transfer agency and service agreement with A I M Fund Services, Inc. ("AFS"). Pursuant to a transfer agency and service agreement, the Fund agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. For the period July 1, 1999 through December 31, 1999, AFS was paid $44,655 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $47,262, $73,791 and $263,496, respectively, as compensation under the Plans. During the year ended December 31, 1999, AIM Distributors waived fees of $18,905 for Class A shares.
  AIM Distributors received commissions of $13,906 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $9,617 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the period July 1, 1999 through December 31, 1999, the Fund paid legal fees of $1,198 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in custodian fees of $268, under an expense offset arrangement. The effect of the above arrangement resulted in a reduction of the Fund's total expenses of $268 during the year ended December 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $26,296,390 and $39,815,191, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of investment securities    $   813,712
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (3,302,531)
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(2,488,819)
=========================================================================

Cost of investments for tax purposes is $48,054,000.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                                                        1999                        1998
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Sold:
  Class A                                                        805,892   $  9,057,241    1,866,966   $ 26,220,226
-------------------------------------------------------------------------------------------------------------------
  Class B                                                        554,129      6,045,844      965,596     13,668,547
-------------------------------------------------------------------------------------------------------------------
  Class C                                                        301,049      3,371,676      867,066     12,416,738
-------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                         73,515        798,302      103,931      1,234,506
-------------------------------------------------------------------------------------------------------------------
  Class B                                                         24,076        261,703       26,797        312,988
-------------------------------------------------------------------------------------------------------------------
  Class C                                                         81,508        887,308      146,264      1,732,251
-------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (1,098,601)   (12,140,947)  (1,266,277)   (16,355,784)
-------------------------------------------------------------------------------------------------------------------
  Class B                                                       (254,623)    (2,790,442)    (391,207)    (5,442,121)
-------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,372,447)   (15,008,330)    (933,062)   (12,232,761)
-------------------------------------------------------------------------------------------------------------------
                                                                (885,502)  $ (9,517,645)   1,386,074   $ 21,554,590
===================================================================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the three-year period ended December 31, 1999, for a share of Class B capital stock outstanding during the year ended December 31, 1999 and the period March 3, 1998 (date sales commenced) through December 31, 1998, and a share of Class C capital stock outstanding during each of the years in the four-year period ended December 31, 1999 and the period May 1, 1995 (date operations commenced) through December 31, 1995.

                                                                          CLASS A(a)                   CLASS B
                                                              --------------------------------   --------------------
                                                                1999       1998(b)    1997(b)      1999       1998(b)
                                                              --------     --------   --------   --------     -------
Net asset value, beginning of period                          $  11.46     $  15.74   $  14.19   $  11.48     $ 15.34
------------------------------------------------------------  --------     --------   --------   --------     -------
Income from investment operations:
  Net investment income                                           0.42         0.58       0.34       0.32        0.37
------------------------------------------------------------  --------     --------   --------   --------     -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.75)       (4.11)      2.39      (0.72)      (3.58)
------------------------------------------------------------  --------     --------   --------   --------     -------
    Total from investment operations                             (0.33)       (3.53)      2.73      (0.40)      (3.21)
------------------------------------------------------------  --------     --------   --------   --------     -------
Less distributions:
  Dividends from net investment income                           (0.52)       (0.50)     (0.44)     (0.44)      (0.40)
------------------------------------------------------------  --------     --------   --------   --------     -------
  Distributions from net realized gains                             --        (0.25)     (0.74)        --       (0.25)
------------------------------------------------------------  --------     --------   --------   --------     -------
    Total distributions                                          (0.52)       (0.75)     (1.18)     (0.44)      (0.65)
------------------------------------------------------------  --------     --------   --------   --------     -------
Net asset value, end of period                                $  10.61     $  11.46   $  15.74   $  10.64     $ 11.48
============================================================  ========     ========   ========   ========     =======
Total return(c)                                                  (2.88)%     (22.54)%    19.78%     (3.53)%    (21.02)%
============================================================  ========     ========   ========   ========     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 16,279     $ 20,087   $ 16,507   $  9,839     $ 6,901
============================================================  ========     ========   ========   ========     =======
Ratio of expenses to average net assets(d)                        1.61%(e)     1.55%      1.60%      2.35%(e)    2.31%(f)
============================================================  ========     ========   ========   ========     =======
Ratio of net investment income to average net assets(g)           3.70%(e)     4.37%      3.26%      2.96%(e)    3.62%(f)
============================================================  ========     ========   ========   ========     =======
Portfolio turnover rate                                             52%          69%        57%        52%         69%
============================================================  ========     ========   ========   ========     =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.73% , 1.71% and 1.70% for 1999-1997 for Class A and 2.37% and 2.35%
    (annualized) for 1999-1998 for Class B.
(e) Ratios are based on average net assets of $18,904,818 and $7,379,172 for Class A and Class B, respectively.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 3.58%, 4.21% and 3.16% for 1999-1997 for Class A and 2.94% and 3.56% (annualized) for 1999-1998 for Class B.

                                                                                     CLASS C(a)
                                                              ------------------------------------------------------
                                                              1999(b)      1998(b)    1997(b)      1996       1995
                                                              --------     --------   --------   --------   --------
Net asset value, beginning of period                          $  11.46     $  15.74   $  14.19   $  10.76   $  10.00
------------------------------------------------------------  --------     --------   --------   --------   --------
Income from investment operations:
  Net investment income                                           0.33         0.50       0.36       0.33       0.16
------------------------------------------------------------  --------     --------   --------   --------   --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.73)       (4.13)      2.26       3.51       0.75
------------------------------------------------------------  --------     --------   --------   --------   --------
    Total from investment operations                             (0.40)       (3.63)      2.62       3.84       0.91
------------------------------------------------------------  --------     --------   --------   --------   --------
Less distributions:
  Dividends from net investment income                           (0.44)       (0.40)     (0.33)     (0.31)     (0.15)
------------------------------------------------------------  --------     --------   --------   --------   --------
  Distributions from net realized gains                             --        (0.25)     (0.74)     (0.10)        --
------------------------------------------------------------  --------     --------   --------   --------   --------
    Total distributions                                          (0.44)       (0.65)     (1.07)     (0.41)     (0.15)
------------------------------------------------------------  --------     --------   --------   --------   --------
Net asset value, end of period                                $  10.62     $  11.46   $  15.74   $  14.19   $  10.76
============================================================  ========     ========   ========   ========   ========
Total return(c)                                                  (3.54)%     (23.16)%    18.88%     36.43%      9.12%
============================================================  ========     ========   ========   ========   ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 19,992     $ 32,921   $ 43,934   $ 20,566   $  5,565
============================================================  ========     ========   ========   ========   ========
Ratio of expenses to average net assets(d)                        2.35%(e)     2.31%      2.35%      2.40%      2.40%(f)
============================================================  ========     ========   ========   ========   ========
Ratio of net investment income to average net assets(g)           2.96%(e)     3.62%      2.54%      3.21%      4.68%(f)
============================================================  ========     ========   ========   ========   ========
Portfolio turnover rate                                             52%          69%        57%        25%         7%
============================================================  ========     ========   ========   ========   ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.37% and 2.37% for 1999-1998.
(e) Ratios are based on average net assets of $26,349,554.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio of net investment income to average net assets prior to fee waivers and/or expense reimbursements was 2.94% and 3.56% for 1999-1998.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Advisor Real Estate Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor Real Estate Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Real Estate Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas

BOARD OF DIRECTORS                                OFFICERS                                OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                        11 Greenway Plaza
Chairman                                          Chairman                                Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                               INVESTMENT ADVISOR
Director
ACE Limited;                                      Carol F. Relihan                        A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Secretary     11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Gary T. Crum                            Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                              SUB-ADVISOR
Director                                          Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer            INVESCO Realty Advisors, Inc.
                                                                                          One Lincoln Centre, Suite 700
Edward K. Dunn Jr.                                Robert G. Alley                         5400 LBJ Freeway/LB-2
Chairman, Mercantile Mortgage Corp.;              Vice President                          Dallas, TX 75240
Formerly Vice Chairman, President
and Chief Operating Officer,                      Stuart W. Coco                          TRANSFER AGENT
Mercantile-Safe Deposit & Trust Co.; and          Vice President
President, Mercantile Bankshares                                                          A I M Fund Services, Inc.
                                                  Melville B. Cox                         P.O. Box 4739
Jack Fields                                       Vice President                          Houston, TX 77210-4739
Chief Executive Officer
Texana Global, Inc.;                              Karen Dunn Kelley                       CUSTODIAN
Formerly Member                                   Vice President
of the U.S. House of Representatives                                                      State Street Bank and Trust Company
                                                  Edgar M. Larsen                         225 Franklin Street
Carl Frischling                                   Vice President                          Boston, MA 02110
Partner
Kramer, Levin, Naftalis & Frankel LLP             Mary J. Benson                          COUNSEL TO THE FUND
                                                  Assistant Vice President and
Robert H. Graham                                  Assistant Treasurer                     Ballard Spahr
President and Chief Executive Officer                                                     Andrews & Ingersoll, LLP
A I M Management Group Inc.                       Sheri Morris                            1735 Market Street
                                                  Assistant Vice President and            Philadelphia, PA 19103
Prema Mathai-Davis                                Assistant Treasurer
Chief Executive Officer, YWCA of the U.S.A.                                               COUNSEL TO THE DIRECTORS
                                                  Renee A. Friedli
Lewis F. Pennock                                  Assistant Secretary                     Kramer, Levin, Naftalis & Frankel LLP
Attorney                                                                                  919 Third Avenue
                                                  P. Michelle Grace                       New York, NY 10022
Louis S. Sklar                                    Assistant Secretary
Executive Vice President                                                                  DISTRIBUTOR
Hines Interests                                   Nancy L. Martin
Limited Partnership                               Assistant Secretary                     A I M Distributors, Inc.
                                                                                          11 Greenway Plaza
                                                  Ofelia M. Mayo                          Suite 100
                                                  Assistant Secretary                     Houston, TX 77046

                                                  Lisa A. Moss                            AUDITORS
                                                  Assistant Secretary
                                                                                          KPMG LLP
                                                  Kathleen J. Pflueger                    700 Louisiana
                                                  Assistant Secretary                     Houston, TX 77002

                                                  Samuel D. Sirko
                                                  Assistant Secretary

                                                  Stephen I. Winer
                                                  Assistant Secretary



REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

AIM Advisor Real Estate Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.5215, $0.4375, and $0.4375 per share, respectively, to shareholders during its tax year ended December 31, 1999. Of these amounts 1.29% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                       MONEY MARKET FUNDS                             A I M Management Group Inc.
AIM Aggressive Growth Fund                         AIM Money Market Fund                          has provided leadership in the
AIM Blue Chip Fund                                 AIM Tax-Exempt Cash Fund                       mutual fund industry since
AIM Capital Development Fund                                                                      1976 and managed approximately
AIM Constellation Fund(1)                          INTERNATIONAL GROWTH FUNDS                     $160 billion in assets for
AIM Dent Demographic Trends Fund                   AIM Advisor International Value Fund           more than 6.6 million
AIM Large Cap Growth Fund                          AIM Asian Growth Fund                          shareholders, including
AIM Mid Cap Equity Fund                            AIM Developing Markets Fund                    individual investors,
AIM Mid Cap Growth Fund                            AIM Euroland Growth Fund(4)                    corporate clients and financial
AIM Mid Cap Opportunities Fund                     AIM European Development Fund                  institutions, as of December
AIM Select Growth Fund                             AIM International Equity Fund                  31, 1999.
AIM Small Cap Growth Fund(2)                       AIM Japan Growth Fund                              The AIM Family of Funds
AIM Small Cap Opportunities Fund(3)                AIM Latin American Growth Fund                 --Registered Trademark-- is
AIM Value Fund                                     AIM New Pacific Growth Fund                    distributed nationwide, and
AIM Weingarten Fund                                                                                   AIM today is the
                                                   GLOBAL GROWTH FUNDS                            eighth-largest mutual fund
GROWTH & INCOME FUNDS                              AIM Global Aggressive Growth Fund              complex in the United States
AIM Advisor Flex Fund                              AIM Global Growth Fund                         in assets under management,
AIM Advisor Large Cap Value Fund                                                                  according to Strategic
AIM Advisor Real Estate Fund                       GLOBAL GROWTH & INCOME FUNDS                   Insight, an independent mutual
AIM Balanced Fund                                  AIM Global Growth & Income Fund                fund monitor.
AIM Basic Value Fund                               AIM Global Utilities Fund
AIM Charter Fund
                                                   GLOBAL INCOME FUNDS
INCOME FUNDS                                       AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                             AIM Global Government Income Fund
AIM High Yield Fund                                AIM Global Income Fund
AIM High Yield Fund II                             AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund                   THEME FUNDS
AIM Limited Maturity Treasury Fund                 AIM Global Consumer Products and Services Fund
                                                   AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                              AIM Global Health Care Fund
AIM High Income Municipal Fund                     AIM Global Infrastructure Fund
AIM Municipal Bond Fund                            AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut            AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund                     AIM Global Trends Fund(6)


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65%of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.


                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        REA-AR-1


A I M  Distributors,Inc.